TEXAS PACIFIC LAND TRUST
                               1700 PACIFIC AVENUE
                                   SUITE 1670
                               DALLAS, TEXAS 75201

                                                                    May 18, 2006



To All Holders of Sub-share Certificates of
Proprietary Interest ("Sub-share Certificates"):

            You are cordially invited to attend a special meeting of Holders of Sub-share Certificates which will be held at Hotel Crescent Court, 400 Crescent Court, Salon Room, Dallas, Texas 75201, on Wednesday, June 14, 2006, at 10:00 A.M., Dallas time. Official notice of the Special Meeting, Proxy Statement and form of Proxy are enclosed with this letter. The purpose of the Special Meeting is to elect a Trustee to the Texas Pacific Land Trust to succeed Mr. Joe R. Clark, who has elected to retire.

            The Trustees of the Texas Pacific Land Trust are only three in number and they are selected until their resignation or death or removal for cause. Thus, we have given very considerable time and thought to our suggestion for a successor Trustee. We are gratified to have secured the consent of Mr. James K. Norwood to become a candidate for Trustee.

            Mr. Norwood was born in De Queen, Arkansas in 1941. He attended Louisiana Polytechnic Institute and earned a Bachelor of Science Degree in Forestry and then attended Louisiana State University and graduated with a Master of Forestry Degree.

            In 1965, Mr. Norwood began working for the Department of Defense and later with the U. S. Army Corps of Engineers as a real estate appraiser. In 1973, he formed James K. Norwood, Inc., a real estate appraisal and consulting firm located in Fort Worth, Texas.

            Mr. Norwood is a designated member of the Appraisal Institute and the American Society of Farm Managers and Rural Appraisers, the leading organizations of professional real estate appraisers throughout the United States. Mr. Norwood is a licensed real estate appraiser in the State of Texas and specializes in the appraisal of large ranch and timberland properties. Mr. Norwood is qualified as an expert witness in Texas District Courts and Federal Courts.

            Mr. Norwood served as President of the North Central Texas Chapter of the Appraisal Institute and a member of the National Board of Directors of the American Society of Farm Managers and Rural Appraisers. He also served as Chairman of the Tarrant County, Texas Appraisal District Board of Directors.

            If you cannot be present at the meeting, please complete, sign and return the Proxy in the enclosed envelope so that your Sub-share Certificates may be represented.

                                       Maurice Meyer III
                                       CHAIRMAN OF THE TRUSTEES

                            TEXAS PACIFIC LAND TRUST
                              ---------------------

                     Notice of Special Meeting of Holders of
                 Sub-share Certificates of Proprietary Interest
               ("Sub-share Certificates") to be Held June 14, 2006
                              ---------------------


 To:       The Holders of Sub-share Certificates
           issued under a certain Declaration of
           Trust made by Charles J. Canda, Simeon J. Drake and William Strauss, dated February 1, 1888:

           NOTICE IS HEREBY GIVEN that Mr. Joe R. Clark, one of the Trustees under the Declaration of Trust, having resigned as such Trustee, the Trustees, in accordance with the provisions of the Declaration of Trust, have called a Special Meeting of the Holders of Sub-share Certificates to be held at Hotel Crescent Court, 400 Crescent Court, Salon Room, Dallas, Texas 75201, on
Wednesday, June 14, 2006, at 10:00 A.M., Dallas time, for the purpose of electing a Trustee in the place of Mr. Joe R. Clark, and transacting such other business as may properly come before the meeting.

           Notice  of  the  meeting   will  be  published  as  required  by  the
Declaration of Trust.

           The record date for determining Holders of Sub-share Certificates entitled to notice of or to vote at the special meeting is May 15, 2006. Therefore, only Holders of Sub-share Certificates whose names shall have been registered on May 15, 2006 will be entitled to vote.

           If you do not intend to be present at the meeting in person, but wish to vote upon the matters to come before the meeting, please sign the accompanying proxy and return the same to Texas Pacific Land Trust, care of the Bank of New York in the enclosed envelope to which no postage need be affixed if mailed in the United States.

                             Maurice Meyer III
                             Joe R. Clark
                             John R. Norris III
                               As Trustees under the above-mentioned Declaration of Trust

New York, New York
May 18, 2006

               PLEASE DATE, SIGN AND RETURN THE ACCOMPANYING PROXY

                            TEXAS PACIFIC LAND TRUST
                               1700 PACIFIC AVENUE
                                   SUITE 1670
                               DALLAS, TEXAS 75201
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                                     GENERAL

            Messrs. Maurice Meyer III, John R. Norris III and Joe R. Clark, the Trustees under the Declaration of Trust dated February 1, 1888, made by Charles
J. Canda, Simeon J. Drake and William Strauss (hereinafter sometimes called the Texas Pacific Land Trust), solicit a proxy from you for a Special Meeting of the Holders of the Sub-share Certificates of Proprietary Interest ("Sub-share Certificates") issued and outstanding under said Declaration of Trust to be held at Hotel Crescent Court, 400 Crescent Court, Salon Room, Dallas, Texas 75201, on June 14, 2006, at 10:00 AM, Dallas time. You may, if you should so desire, revoke the proxy at any time before it shall have been taken into account or voted by submitting a revised one at any time before the vote to which the proxy relates or by submitting a ballot at the Special Meeting. All Sub-share Certificates represented by proxies in the accompanying form will be voted.

            Texas Pacific Land Trust has borne the cost of approximately $5,000 of preparing, assembling and mailing this proxy statement, the attached notice, and the accompanying proxy and return envelope. We have engaged Georgeson Shareholder Communications Inc. ("GSC") as paid solicitors in connection with the Special Meeting. GSC will be paid to solicit proxies and distribute proxy materials to nominees, brokers and institutions. The anticipated cost of such service is approximately $6,500.

           The record date for determining Holders of Sub-share Certificates entitled to notice of or to vote at the special meeting is May 15, 2006. Therefore, only Holders of Sub-share Certificates whose names shall have been registered on May 15, 2006 will be entitled to vote.

           As of May 15, 2006, there are 2,150,775 outstanding Sub-share Certificates of the par value of $.16-2/3 each. The Sub-share Certificates are entitled to one vote each.

            The  approximate  date on which this Proxy Statement and the form of
proxy   included   herewith  are  being  first  sent  to  Holders  of  Sub-share
Certificates is May 18, 2006.


                               ELECTION OF TRUSTEE

          The Declaration of Trust provides for three Trustees. Since 2000, these Trustees have been Messrs. Maurice Meyer III, John R. Norris III and Joe
R. Clark. The Trustees perform the duties usually performed by member of the Board of Directors. They hold office until death, resignation or disqualification. Mr. Meyer is currently Chairman of the Trustees. Mr. Roy Thomas has been General Agent and Secretary of the Trust since January 1, 1995 and Chief Executive Officer since November 12, 2002. Mr. David M. Peterson has been Assistant General Agent since January 1, 1997 and Chief Financial Officer of the Trust since November 12, 2002.

            Mr. Joe R. Clark has resigned as a Trustee of the Trust, effective upon the election of his successor. The Declaration of Trust provides that in the event of the death, resignation or disqualification of any of the Trustees a successor Trustee shall be elected at a Special Meeting of the Holders of Sub-share Certificates by a majority in the amount of the Holders of Sub-share Certificates present in person or by proxy at such meeting whose names shall have been registered in the books of the Trustees at least fifteen days before such meeting. The Trustees decided that May 15, 2006 is the record date. Accordingly, only Holders of Sub-share Certificates whose names are registered on May 15, 2006 will be entitled to vote.

            The Trustees and the persons named in the accompanying proxy intend that if you execute and return your proxy with an affirmative response such persons shall cast their votes for the election of Mr. James K. Norwood as a Trustee.


                  INFORMATION ABOUT THE TRUSTEES AND MANAGEMENT

            The Trustees of the Trust met twice in 2005 and once in 2006. All of the Trustees attended all of those meetings.

            Holders of Sub-share Certificates may contact a Trustee or the Trustees as a group, by the following means:

   Mail:    Texas Pacific Land Trust
            1700 Pacific Avenue, Suite 1670
            Dallas, Texas 75201

   Email:   tplt1@swbell.net

            Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Trust will initially receive and process communication before forwarding them to the addressee. The Trust generally will not forward to the Trustees a communication if it determines to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about the Trust.

            The following tables and the notes appended hereto set forth information with respect to each other person who is a Trustee or executive officer of the Trust, the name of each such person, all positions and offices with the Trust presently held, his present principal occupation or employment, and the date on which he first became a Trustee or a officer.





            (a) Trustees:

                              POSITION AND OFFICES      PERIOD DURING WHICH
                              HELD                      PERSON HAS SERVED
NAME                 AGE      WITH THE TRUST            IN OFFICE
----                 ---      --------------------      --------------------

Maurice Meyer III    71       Trustee, Chairman of      Trustee since
                              the                       February 28,
                              Trustees and Member of    1991; Chairman of
                              Audit Committee           Trustees since May
                                                        28, 2003.

Joe R. Clark         79       Trustee, Vice Chairman    Trustee since
                              of                        February 20, 1987;
                              the Trustees and          Vice Chairman of
                              Chairman                  Trustees since May 28,
                              of Audit Committee        2003. Mr. Clark
                                                        served as
                                                        Chairman of the
                                                        Trustees
                                                        from June 7, 2000
                                                        through
                                                        May 27, 2003.


John R. Norris III   52       Trustee                   Trustee since June 7,
                                                        2000.

            (b) Executive Officers:


                              POSITION AND OFFICES       PERIOD DURING WHICH
                              HELD                       PERSON HAS SERVED
NAME                AGE       WITH REGISTRANT            IN OFFICE
----                ---       --------------------       --------------------

Roy Thomas          59        General Agent, Chief       General Agent and
                              Executive Officer and      Secretary of the
                              Secretary                  Trust since January
                                                         1, 1995 and Chief
                                                         Executive Officer
                                                         since November 12,
                                                         2002. Mr. Thomas
                                                         had previously
                                                         served as Assistant
                                                         General Agent from
                                                         December 1, 1992
                                                         through December
                                                         31, 1994.


David M. Peterson  40         Assistant General Agent    Assistant General
                              and Chief Financial        Agent
                              Officer                    since January 1,
                                                         1997 and Chief
                                                         Financial Officer
                                                         since November 12,
                                                         2002.


                        INFORMATION ABOUT THE COMMITTEES


          The Trust has standing Audit, Pension and Nominating, Compensation and Governance Committees.

            The Audit Committee assists the Trustees of the Trust in discharging and performing their duties and responsibilities with respect to the financial affairs of the Trust, including reviewing: the financial reports and other financial information provided by the Trust to any governmental body or the public; the Trust's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Trustees have established; and the Trust's auditing, accounting and financial reporting processes generally. The Audit Committee is comprised of Mr. Clark and Mr. Meyer III, and met twice in 2005 and once in 2006. Each member of the Audit Committee qualifies as an "independent director" within the meaning of the rules of the New York Stock Exchange and the Sarbanes-Oxley Act of 2002 ("SOX") and is free from any relationship that may interfere with the exercise of his judgment independent from management. The Trustees adopted a written charter for the Audit Committee on February 24, 2004. A copy of such charter is attached to this Proxy Statement as Appendix A.

            The Pension Committee is comprised of the three Trustees, and met once in 2005. The Pension Committee meets annually to oversee the administration of pension benefits for the employees of the Trust.

            The Nominating, Compensation and Governance Committee ("Nominating and Compensation Committee") has been established by the Trustees to assist the Trustees in discharging and performing the duties and responsibilities of the Trustees with respect to corporate governance, management compensation, succession planning and employee benefits. The Nominating and Compensation
Committee consists of the three Trustees and met once in 2005. Each member qualifies as "independent" within the meaning of the rules of the New York Stock Exchange. The Nominating and Compensation Committee adopted a written charter on February 24, 2004. A copy of such charter is attached to this Proxy Statement as Appendix B.

            The Nominating and Compensation Committee does not have a formal policy with regard to the consideration of any Trustee candidates recommended by Holders of Sub-share Certificates. The Trustees believe that such a formal policy is unnecessary and that the issue is more appropriately dealt with on a case-by-case basis. When there is a vacancy with respect to a Trustee, the Nominating and Compensation Committee identifies individuals who are qualified and available to serve as Trustees and evaluates many factors, including whether such individuals are independent under the rules of the New York Stock Exchange, the Securities and Exchange Commission ("SEC") and the SOX, and deemed "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and "outside directors" under Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). The Nominating and Compensation Committee recommends to the Trustees such nominees for election as Trustees to fill such vacancy, with the goal of submitting the recommendation to the Holders of Sub-share Certificates. Although there are no specific minimum qualifications that the Nominating and Compensation Committee relies on when evaluating candidates, such candidates should, among other things, possess high degrees of integrity, honesty and literacy in financial and business matters.


                    REMUNERATION AND OTHER TRANSACTIONS WITH
                             MANAGEMENT AND TRUSTEES

            (a) Executive Compensation:

            The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to, the Trust's Chief Executive Officer and its other most highly compensated executive officers (collectively, the "Named Executive Officers").




                                             ANNUAL COMPENSATION

                                                      OTHER ANNUAL   ALL OTHER
                                               BONUS  COMPENSATION COMPENSATION
       NAME AND POSITION      YEAR  SALARY($)   ($)      ($)(1)         (2)
       -----------------      ----  --------- ------- ------------ -------------

Roy Thomas                    2005  $175,417  $17,000    --         $ 10,525
  General Agent, Chief        2004  $170,417  $17,000    --         $ 10,225
  Executive                   2003  $160,833       --    --         $  9,650
  Officer and Secretary

David M. Peterson             2005  $110,833  $10,000    --         $  6,650
  Assistant General Agent and 2004  $100,833  $10,000    --         $  6,050
  Chief Financial Officer     2003  $ 91,200       --    --         $  5,472


------------------------

(1) The aggregate value of the perquisites and other personal benefits, if any, received by the Named Executive Officers for all years presented have not been reflected in this table because the amount was below the SEC's threshold for disclosure (i.e., the lesser of $50,000 or 10% of the total of annual salary and bonus for the Named Executive Officer for the year).

(2) Represents contributions by the Trust to the account of the Named Executive Officer under the Trust's defined contribution retirement plan.

            (b) Retirement Plans:

            The Trust maintains the Texas Pacific Land Trust Employee's Pension Plan, a non-contributory defined benefit plan qualified under Section 401 of the Code in which the employees, excluding the Trustees, participate. The amount of the Trust's contribution, payments or accruals with respect to Mr. Thomas and Mr. Peterson are not and cannot readily be separately or individually calculated by the regular actuaries for the Plan. Based upon the Plan formula of 1-1/2% for each covered year times the average salary of the last five years, Mr. Thomas is estimated to have retirement benefits of $65,360 per year upon retirement at age 65, and Mr. Peterson is estimated to have retirement benefits of $52,404 per year upon retirement at age 65.

            (c) Trustee Compensation:

            The Chairman of the Trustees receives the sum of $4,000 per year as compensation for his service, and each of the other two Trustees receive the sum of $2,000 per year for their services.


               REPORT OF THE NOMINATING AND COMPENSATION COMMITTEE

            The Nominating and Compensation Committee has the sole authority to determine the compensation of the General Agent and Chief Executive Officer. The Nominating and Compensation Committee reviews and approves annually the goals and objectives relevant to compensation of the General Agent. The compensation of Mr. Thomas reflects the evaluation of the Nominating and Compensation Committee on his performance against the goals and objectives of protecting and maintaining the assets of the Trust. Mr. Thomas' compensation consists of salary and cash bonus.

            The Nominating and Compensation Committee reviews and approves, as appropriate, annually the compensation of the other executive officers and reviews compensation of other employees generally.

            The Nominating and Compensation Committee obtains recommendations from the General Agent and reviews and approves, as appropriate, specific annual individual awards for officers and the aggregate amount of annual awards under any applicable arrangements, plans, policies and programs.

            Maurice Meyer III
            Joe R. Clark
            John R. Norris III


                          REPORT OF THE AUDIT COMMITTEE

            The Audit Committee relies on the expertise and knowledge of management, independent accountants, internal audit and other employees and advisors in carrying out its oversight responsibilities. The Trustees have the ultimate duty and responsibility to manage or direct the management of the business and affairs of the Trust. The Trust's independent auditor Lane, Gorman, Trubitt, L.L.P. ("LGT") is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. LGT reports directly to the Audit Committee, and is accountable to the Audit Committee and the Trustees, for its reviews and audits of financial statements and all other services.

            During the 2005 fiscal year, the Audit Committee fulfilled its duties and responsibilities generally as outlined in its charter. Generally, the Audit Committee, among other actions:

  o Met and reviewed the LGT's assessment of the Trust's accounting policies and reviewed the Trust's compliance with the procedures of disclosure and internal control;
  o   Reviewed and  discussed  with LGT the Trust's  financial  statements.

In this context, the Audit Committee reviewed the audited financial statements for 2005 with LGT and recommended, and the Trustees approved, that the audited financial statements for 2005 be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

            Maurice Meyer III
            Joe R. Clark


                               INDEPENDENT AUDITOR

            The Audit Committee has retained LGT as the Trust's independent auditor for the current fiscal year. The Audit Committee has established a policy requiring approval by it of all fees for audit and non-audit services to be provided by the Trust's independent registered public accountants, prior to commencement of such services. Consideration and approval of fees generally occurs at the Audit Committee's regularly scheduled meetings or, to the extent that such fees may related to other matters to be considered at special meetings, at those special meetings. All professional services rendered by LGT during 2005 and 2004 were furnished at customary rates. A summary of the fees which LGT billed the Trust for services provided in 2005 and 2004 is set forth below:

            (a) Audit Fees:

            LGT billed the Trust approximately $58,900 in 2005 and $60,025 in 2004 in connection with its audits of the financial statements and internal controls over financial reporting of the Trust in 2005 and 2004.

            (b) Audit-Related Fees:

            LGT did not bill the Trust any amount for audit-related services in either 2005 or 2004 not included in "Audit Fees", above.

            (c) Tax Fees:

            LGT did not bill the Trust for any tax fees in either 2005 or 2004.

            (d) Other Fees:

            LGT did not bill the Trust any other fees in either 2005 or 2004.

            None of the fees described above under the captions "Audit-Related Fees," "Tax Fees" and "Other Fees" were approved by the Audit Committee pursuant to the "de minimis" exception set forth in Rule 2-0 (c)(7)(i)(C) under SEC Regulation S-X.

            A representative of LGT, independent auditor for the Trust for fiscal 2005 and the current fiscal year, will not be present at the Special Meeting, and therefore will not have an opportunity to make a statement, and will not be available to respond to appropriate questions.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

            (a) Security Ownership of Certain Beneficiary Owners:

            The following table sets forth information as to all persons known to the Trust to be the beneficial owner of more than 5% of the Trust's Sub-share Certificates as of April 14, 2006. As of April 14, 2006, 2,155,975 Sub-share Certificates were outstanding.

                                        NUMBER OF
                                        SECURITIES                       PERCENT
                                        BENEFICIALLY                     OF
NAME AND ADDRESS                        OWNED       TYPE OF SECURITIES   CLASS
----------------                        ----------- ------------------   -----


Morgan Stanley Capital Services Inc.(1)  173,900     Sub-share            8.1%
1585 Broadway                                        Certificates
New York, NY 10036


Mercury Real Estate Advisors L.L.C.(2)   125,150      Sub-share           5.8%
100 Field Point Road                                  Certificates
Greenwich, CT 06830

-----------------------

(1) The information set forth herein with respect to the securities beneficially owned by Morgan Stanley Capital Services Inc. is based on a
     Schedule 13G filed by Morgan Stanley Capital Services Inc. with the SEC on February 15, 2006.
(2) The information set forth herein with respect to the securities beneficially owned by Mercury Real Estate Advisors L.L.C. ("Mercury") is based on a Schedule 13D/A filed by Mercury with the SEC on February 2, 2006, together with David R. Jarvis and Malcolm F. MacLean IV.

            (b) Security Ownership of Management:

            The following table sets forth information as to the Sub-share Certificates beneficially owned directly or indirectly by all Trustees, naming them, and by all Trustees and executive officers of the registrant, as a group, as of April 14, 2006. As of April 14, 2006, 2,155,375 Sub-share Certificates were outstanding.


                                                                        PERCENT
                      NAME OF                       AMOUNT AND NATURE   OF
TITLE AND CLASS       BENEFICIAL OWNER              OF OWNERSHIP        CLASS
---------------       ----------------              ------------        -------

Sub-share
certificates:         Maurice Meyer III                 14,950(1)         *
Sub-share
certificates:         Joe R. Clark                         500            *
Sub-share
certificates:         John R. Norris III                   200            *
Sub-share
certificates:         Roy Thomas                           100            *
Sub-share
certificates:         David M. Peterson                    --            --
Sub-share
certificates:         All Trustees and Officers as
                      a group                            15,750         .73%

------------------------------
*Indicates ownership of less than 1% of the class.

(1) Does not include 2,300 Sub-shares owned by the wife of Mr. Meyer in which Mr. Meyer disclaims any beneficial ownership.


                                VOTING PROCEDURES

            (a) Tabulation of Votes:

            The voting of proxies will be tabulated by a representative of The Bank of New York, which has been appointed as the Company's independent inspector of election. The inspector of election will be present at the meeting in order to tabulate the voting of any proxies returned and ballots cast at that time.

            (b) Effect of Abstention and Broker Non-Votes:

            Abstention and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted in tabulations of the vote cast on proposals presented to shareholders and have the effect of a vote "against" the proposals.


                                  OTHER MATTERS

            The Trustees do not intend to bring before the meeting any matter other than the election of a successor Trustee, and they have no present knowledge that any other matters will or may be brought before the meeting by others. However, if any other matters properly come before the meeting, the Trustees and the persons named in the attached proxy intend that such persons shall vote the proxy in accordance with their judgment upon such matters.

                                    By Order of the Trustees,
                                    Roy Thomas,
                                    Secretary


May 18, 2006
New York, New York

                                                                      APPENDIX A



                         AUDIT COMMITTEE OF THE TRUSTEES

                                       OF

                            TEXAS PACIFIC LAND TRUST

                                    CHARTER
I.    PURPOSE

          The primary function of the Committee is to assist the Trustees of the Trust in discharging and performing their duties and responsibilities with respect to the financial affairs of the Trust, including reviewing: the financial reports and other financial information provided by the Trust to any governmental body or the public; the Trust's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Trustees have established; and the Trust's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Trust's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

          o Serve as an independent and objective party to monitor the Trust's financial reporting process and internal control system, including:

              >> The identification, assessment and management of financial risks and uncertainties.

              >>   The   integrity   of  financial   statements   and
                   financial disclosures.

              >>   The   compliance   with   legal   and   regulatory
                   requirements.

              >>   The improvement of financial systems.

          o Review and appraise the qualifications, independence and performance of the Trust's independent accountants and any internal audit function.

          o Provide a full and open avenue of communication with and among the independent accountants, management, counsel, employees, the Committee and the Trustees.

            The Committee has the right to exercise any and all power and authority of the Trustees with respect to matters within the scope of this Charter, subject to the ultimate power and authority of the Trustees. The Trustees shall continue to have the ultimate duty and responsibility to manage or direct the management of the business and affairs of the Trust.

            The   Committee   has  the   authority   to  conduct   any  and  all
investigations it deems necessary or appropriate, to contact directly the independent accountants, and internal audit and other employees and advisors and require them to provide any and all information and advice it deems necessary or appropriate, and to retain independent legal, accounting or other advisors it deems necessary or appropriate.

            The Committee has the authority to set aside for payment, pay and direct the payment of the independent accountants for their reviews and audits of financial statements and all other services as well as such legal, accounting and other advisors.

            The independent accountants shall report directly to the Committee, and shall be accountable to the Committee and the Trustees, for their reviews and audits of financial statements and all other services.

II.   COMPOSITION

            The Committee shall be comprised of the Trustees. Each member of the Committee shall be a trustee that qualifies as an "independent director" within the meaning of the rules of the NYSE and the Sarbanes-Oxley Act of 2002 and shall be free from any relationship that may interfere with the exercise of his or her judgment independent from management.

            A member of the Committee may not, other than in his or her capacity as a member of the Committee, the Trustees or any other committee of the Trustees, accept any consulting, advisory or other compensatory fee from the Trust or be affiliated with the Trust.

            Each member of the Committee shall serve until the earlier of his or her termination as a member of the Committee by the Trustees, the election and qualification of his or her successor as a member of the Committee or his or her death, resignation or removal. Unless a Chair is elected by the Trustees, the members of the Committee may designate a Chair by a majority vote.

III.  MEETINGS

            The Committee shall meet in regular sessions at least two times annually, or more frequently as circumstances dictate. Committee members are expected to attend meetings and to spend the time needed to properly discharge their responsibilities.

            The Committee shall meet at least once annually with management, outside counsel and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of them believe should be discussed privately. In addition, the Committee or the Chairman of the Trustees should meet with the independent accountants and management quarterly to review the Trust's financials.

            A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee.

            The Committee shall keep minutes of its meetings and other proceedings. The Committee may participate in any meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV.   PROCEDURES

            The Committee shall determine its meeting schedule, the agenda for each meeting, the information to be provided to it before or at each meeting and all other matters relating to the conduct of its meetings and other activities.

            The Chair of the Committee shall establish and distribute (or request the Secretary to distribute) to each Committee member prior to each meeting an agenda for the meeting. Each Committee member is free to raise at any meeting subjects that are not on the agenda for that meeting.

            Information that is important to understanding the business to be conducted at a meeting should generally be distributed to the Committee members as soon as practicable before the meeting, and Committee members should review these materials before the meeting.

            It is the sense of the Trustees that, subject to Section V below, the activities and procedures of the Committee should remain flexible so that it may appropriately respond to changing circumstances.

V.    RESPONSIBILITIES AND DUTIES

          Without limiting the scope of the preceding provisions of this Charter, the Committee shall:

CORPORATE GOVERNANCE

1. Report on its meetings, proceedings and other activities at each meeting of the Trustees (or periodically or whenever requested to do so).

2. Review and assess the adequacy of this Charter at such intervals as the Committee or the Trustees determine. Submit suggested changes, if any, to this Charter to the Trustees for approval.

3. Conduct an annual self-assessment to determine whether the Committee is functioning effectively, including evaluating the Committee's contributions to the Trust, with a specific emphasis on areas in which such contributions could be improved.

4. Review, evaluate and, as appropriate, approve all transactions with affiliates, related parties, trustees and executive officers.

5. Direct the establishment of procedures for the receipt and retention of, and the response to, complaints received regarding accounting, internal control or auditing matters.

6. Direct the establishment of procedures for the confidential and anonymous submission of reports of actual or potential violations of the Code of Conduct and Ethics or other Trust policies or procedures, including submission by employees of concerns regarding questionable accounting matters, and confidential anonymous submission of suggested changes to the Code of Conduct and Ethics or other Trust policies or procedures.

7. Review and assess periodically the adequacy of the Trust's Code of Conduct and Ethics, including codes relating to ethics, integrity, conflicts of interest, confidentiality, public disclosure and insider trading. Adopt appropriate changes.

8. Ensure that the Code of Conduct and Ethics has been distributed and that employees have been educated about their responsibilities under the Code. Identify persons who will have the responsibility for ongoing compliance training for employees (and monitoring the training conducted by such persons).

PUBLIC REPORTING

9. Cause this Charter to be included in the Form 10-K at least once every three years in accordance with the rules of the SEC.

10. Prepare and review annually the report to certificate holders to be included in each annual report on Form 10-K as required by the rules of the SEC.

11. Review, prior to filing, all annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K to be filed with the SEC. Discuss with management and the independent accountants, prior to filing, the financial statements (including the notes thereto) and the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

12. Review, prior to public dissemination, all press releases related to historical or prospective earnings or financial performance, including the use of "pro forma" or "adjusted" information, as well as information related thereto provided to analysts, ratings agencies, lenders (if any), equityholders or others.

13. Obtain from the General Agent (chief executive officer) and Assistant General Agent (chief financial officer) assurances that such persons are meeting their obligations to the Committee, the independent accountants and the public under certification requirements established by the SEC, the NYSE and the Sarbanes-Oxley Act of 2002.

INDEPENDENT ACCOUNTANTS

14. Select, retain, evaluate and, as appropriate, terminate and replace the independent accountants (and the Committee shall have the sole authority to take any such action).

15. Obtain and review, at least once annually, a report by the independent accountants describing (i) any material issues raised by the most recent internal quality control review or peer review or by any inquiry or investigation by any governmental or professional authority within the preceding five years, in each case with respect to one or more independent audits carried out by them, (ii) all material steps taken to deal with any such issues and (iii) all relationships between them and the Trust.

16. Review annually the independence of the independent accountants by (i) receiving from the independent accountants information delineating all relationships between the independent accountants and the Trust in accordance with ISB No. 1, (ii) discussing with the independent accountants all disclosed relationships between the independent accountants and the Trust and all other disclosed relationships that may impact the objectivity and independence of the independent accountants and
      (iii) discussing with management its evaluation of the independence of the independent accountants.

17. Review and, as appropriate, approve, prior to commencement, all audit services (including comfort letters in connection with securities underwritings and tax services) and all non-audit services to be provided by the independent accountants.

18. Review with the independent accountants annually all compensation to the independent accountants for all audit and non-audit services.

19. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Trust's financial statements.

20. Consider periodically evaluating whether and the extent to which to undertake one or more of the following activities:


      Obtaining and reviewing written reports issued with respect to the results of inspections of the independent accountants conducted by the Public Company Accounting Oversight Board.


      Reviewing the experience and qualifications of the senior members of the audit team of the independent accountants, and the extent to which accountants other than the independent accountants are used (and the reasons for such use).


      Obtaining from and reviewing with the independent accountants a report on the assessment made by management as to the effectiveness of the internal control structure and procedures as required pursuant to
         Section 404 of the Sarbanes-Oxley Act of 2002.


      Obtaining from the independent accountants assurances that:

          >>     They  comply  with  all   auditing,   quality   control  and
                 independence standards to be established by the Public Company Accounting Oversight Board.

          >> They will inform management concerning any information coming to their attention indicating that an illegal act has or may have occurred.

          >> No person associated with the independent accountants and engaged in providing any service to the Trust is under suspension from being associated with a registered public accounting firm pursuant to Section 105 of the Sarbanes-Oxley Act of 2002.

          >> The independent auditors have not performed and will not perform any non-audit services prohibited by Section 10A(g) of the Securities Exchange Act of 1934 (and have not and will not violate the conflict of interest provisions set forth in Section 10A(l) of the Securities Exchange Act of
                 1934).

          >> The lead audit partner has been and will be rotated at least once every five years in accordance with Section 10A(j) of the Securities Exchange Act of 1934.

AUDITS AND ACCOUNTING

21. Review with the independent accountants annually the plan, scope, staffing and timing of their audit.

22. After completion of the audit of the financial statements, review with management and the independent accountants the audit report, the management letter relating to the audit report, all significant questions (resolved or unresolved) that arose and all significant difficulties that were encountered during the audit, the disposition of all audit adjustments identified by the independent accountants, all significant financial reporting issues encountered and judgments made during the course of the audit (including the effect of different assumptions and estimates on the financial statements) and the cooperation afforded or limitations (including restrictions on scope or access), if any, imposed by management on the conduct of the audit.

23. Review with management and the independent accountants all reports delivered by the independent accountants in accordance with Section 10A(k) of the Securities Exchange Act of 1934 with respect to critical accounting policies and practices used, alternative treatments of financial information available under GAAP and other written communications (including letters under SAS No. 50) between the independent accountants and management, together with their ramifications and the preferred treatment by the independent accountants.

24. Review all items that must be communicated to the independent accountants in accordance with SAS No. 61.

25. Review with management and the independent accountants at least once annually all correspondence with regulatory authorities and all employee complaints or published reports that raise material issues regarding the financial statements or accounting policies.

26. Review regularly with the independent accountants significant disagreements between the independent accountants and management and resolve or direct the resolution of all material disagreements between management and the independent accountants regarding accounting and financial reporting.

INTERNAL AUDITS

27. Consider periodically evaluating whether to:


      Review the resources, plans, activities and staffing of any internal audit function of the Trust, and all audits and reports prepared by any internal audit function.


      Review with  management and the  independent  accountants  the adequacy of financial reporting and internal control systems, the scope and results of any internal audit program and the cooperation afforded or limitations, if any, imposed by management on the conduct of any internal audit program.


LEGAL COMPLIANCE

28. Review, with the Trust's counsel, legal compliance matters including insider trading policies, and any other legal matter that could have a significant impact on the Trust's financial performance or condition.

29.   Review  with   management   and  counsel  the  procedures  for  monitoring
      compliance with laws and policies on business integrity, ethics and conflicts of interest, and compliance with applicable laws.

OTHER

30. Review contingencies that could have a significant impact on financial performance or condition.

31. In consultation with the independent accountants, review the integrity of the Trust's financial reporting processes, both internal and external.

32.   Consider periodically evaluating whether to:


      Establish and review policies for hiring by the Trust of employees or former employees of the independent accountants (and reports on expenses of executive officers and trustees) to ensure independence;


      Review auditing, internal control and financial reporting principles, policies and practices, and presentation of financial statements;


      Review the effect on auditing, internal control and financial reporting principles, policies and practices of pronouncements and initiatives of the Securities Exchange Commission, the Public Company Accounting Oversight Board, other regulatory authorities and the accounting profession;


      Review the adequacy of auditing, accounting, financial reporting and internal control resources;


      Review with management financial planning policies and practices and financial objectives;


      Review  with  management  and  the  independent  accountants  (a)  market, operational and financial risk assessment and management policies and practices and (b) financial condition, liquidity and funding requirements;


      Review with  management  and the  accountants,  (a)  adopted  or  proposed
         changes  in  auditing,   internal   control  and  financial   reporting
         principles, policies and practices, and the impact on the financial statements, (b) the extent to which recommended changes to or improvements in auditing, accounting, financial reporting and internal control systems have been implemented (which review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee) and (c) at least annually,
         (i) all significant accounting estimates, (ii) all significant off balance sheet financing arrangements and their effect on the financial statements and (iii) all significant valuation allowances and liability, restructuring and other reserves, and

VI.   DISCLAIMER

            Notwithstanding anything contained herein to the contrary, the duties and responsibilities of the Committee and each of its members is one of oversight and neither the Committee nor any of its members shall have any duty or responsibility to:

 o plan, conduct or provide resources for audits;

 o determine that financial statements have been properly prepared or financial disclosures are full and complete;

 o guarantee or provide other assurance that there are no financial risks or uncertainties or that such risks or uncertainties have been reduced or eliminated;

 o assure compliance with laws and regulations or the Trust's Code of Conduct and Ethics; or

 o act as an expert or provide guarantees, representations, warranties, professional or other certifications or assurance with respect to, or verify, any matter within the scope of this Charter.

VII.  DISCLOSURE AS TO AVAILABILITY

            The Trust will undertake in its Form 10-K to provide a copy of this Charter to any person without charge on request (or will file this Charter as an exhibit to the Form 10-K), and will otherwise comply with the disclosure, filing and posting requirements relating to this Charter.

VIII. TRUST INSTRUMENT TO PREVAIL

            This Charter is subject to the provisions of the Declaration of Trust dated February 1, 1888 (the "TRUST INSTRUMENT"), and in the event of any conflict between this Charter and the Trust Instrument, the provisions of the Trust Instrument shall prevail.

                                                                      APPENDIX B



                NOMINATING, COMPENSATION AND GOVERNANCE COMMITTEE

                                 OF THE TRUSTEES

                                       OF

                            TEXAS PACIFIC LAND TRUST

                                     CHARTER

I.    PURPOSE AND POWER

            The Committee has been established by the Trustees to assist the Trustees in discharging and performing the duties and responsibilities of the Trustees with respect to corporate governance, management compensation, succession planning and employee benefits, including:

  o The identification and recommendation to the Trustees of individuals qualified to become or continue as Trustees, subject to the provisions of the Declaration of Trust dated February 1, 1888 (the "TRUST INSTRUMENT").

  o The continuous improvement in corporate governance policies and practices.

  o   The annual self-assessment of the performance of the Trustees.

  o The assessment and compensation of the General Agent (chief executive officer) and Assistant General Agent (chief financial officer).

  o The assessment of compensation arrangements, plans, policies and programs, and benefit and welfare plans and programs.

  o The assessment of organizational systems and plans, including those relating to management development and succession planning.

  o The production of any compensation committee report on executive compensation required by the Securities and Exchange Commission to be included in the proxy statement or Form 10-K.

                  The Committee has the right to exercise any and all power and authority of the Trustees with respect to matters within the scope of this Charter, subject to the ultimate power and authority of the Trustees, subject to the provisions of the Trust Instrument. The Trustees shall continue to have the ultimate duty and responsibility to manage or direct the management of the business and affairs of the Trust.

                  The Committee has the authority to conduct any and all investigations it deems necessary or appropriate, to contact directly officers, employees and advisors and require them to provide any and all information and advice it deems necessary or appropriate, and to retain executive search, legal, accounting, human resource or other advisors it deems necessary or appropriate.

                  The Committee has the authority to set aside for payment, pay and direct the payment of such executive search, legal, accounting, human resource and other advisors.

                  The advisors retained by the Committee shall report directly to the Committee, and shall be accountable to the Committee and the Trustees, for their services.

II.   COMPOSITION

                  The Committee shall be comprised of the Trustees. Each member of the Committee shall be a Trustee that qualifies as a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986. Each member of the Committee also shall be a Trustee that qualifies as "independent" within the meaning of the rules of the New York Stock Exchange.

                  Each member of the Committee shall serve until the earlier of his or her termination as a member of the Committee by the Trustees, the election of his or her successor as a member of the Committee or his or her death, resignation or removal. Unless a Chair is elected by the Trustees, the members of the Committee may designate a Chair by a majority vote.

III.  MEETINGS

                  The Committee shall meet in regular sessions at least two times annually and in special sessions as circumstances warrant. Committee members are expected to attend meetings and to spend the time needed to properly discharge their responsibilities.

                  A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee.

            The  Committee   shall  keep  minutes  of  its  meetings  and  other
proceedings.

IV.   PROCEDURES

                  The Committee shall determine its meeting schedule, the agenda for each meeting, the information to be provided to it before or at each meeting and all other matters relating to the conduct of its meetings and other activities.

                  The Chair of the Committee shall establish and distribute (or request the Secretary to distribute) to each Committee member prior to each meeting an agenda for the meeting. Each Committee member is free to raise at any meeting subjects that are not on the agenda for that meeting.

                  Information that is important to understanding the business to be conducted at a meeting should generally be distributed to the Committee members as soon as practicable before the meeting, and Committee members should review these materials before the meeting.

                  It is the sense of the Trustees that, subject to Section V below, the activities and procedures of the Committee should remain flexible so that it may appropriately respond to changing circumstances.



V.    PRIMARY ACTIVITIES

                  Without limiting the scope of its responsibilities, duties and authority set forth above, the Committee shall:

GENERAL

1. Periodically review and assess the adequacy of this Charter, and submit suggested changes to this Charter, if any, to the Trustees for approval.

2. Conduct a periodic self-assessment to determine whether the Committee is functioning effectively, including evaluating the Committee's contributions to the Trust, with a specific emphasis on areas in which such contributions could be improved.

3. Report on its meetings, proceedings and other activities at each meeting of the Trustees.

NOMINATIONS

4. When necessary to fill a vacancy, identify individuals who are qualified and available to serve as Trustees, as applicable (including whether such individuals are independent under the rules of the New York Stock Exchange, the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002, and deemed "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" under Section 162(m) of the Internal Revenue Code of 1986), and recommend to the Trustees nominees for election as Trustees to fill such vacancy on the Trustees, with the goal of submitting the recommendation to the Trust's equityholders, all subject to the provisions of the Trust Instrument.

5.    Review candidates for nomination for election as Trustees.

6. Review periodically whether the existing Trustees are independent and considered "non-employee directors" and "outside directors" within the meanings specified in Item 4 above.

7. Select, retain, evaluate and, as appropriate, terminate and replace any executive search firm with respect to the identification of candidates for nomination for election as Trustees (and the Committee shall have the sole authority to take any such actions).

8. Coordinate with management the planning for development and succession of management.

COMPENSATION

9. Prepare any compensation committee report to equityholders on compensation then required by the rules of the SEC to be included in the proxy statement or Form 10-K.

10. Review and approve annually the goals and objectives relevant to compensation of the General Agent (chief executive officer), evaluate his or her performance in light of those goals and objectives and set his or her compensation based on such evaluation (and the Committee shall have the sole authority to determine the compensation of the General Agent (chief executive officer) based on its evaluation of such performance in light of such goals and objectives).

11. Review and approve, as appropriate, annually the compensation of the other executive officers and review compensation of other employees generally, it being understood that the Trustees' compensation is fixed by the Trust Instrument.

12. Review and approve, as appropriate, the bonus and incentive compensation arrangements, plans, policies and programs, as applicable.

13. Obtain recommendations from the General Agent and review and approve, as appropriate, specific annual individual awards for officers and the aggregate amount of annual awards under such arrangements, plans, policies and programs.

14. Review periodically and approve, as appropriate, policies on management perquisites. Where necessary, review management's determination of whether particular perquisites are business-related or personal. Advise the Audit Committee as to such policies.

15. Review compliance with prohibitions on personal loans to Trustees and executive officers.

16. Review any compensation or other benefit received by any Trustee or executive officer from any affiliated entities to confirm compliance with the Trust's Code of Conduct and Ethics and applicable law.

17. Select, retain, evaluate and, as appropriate, terminate and replace any executive search firm or compensation consulting firm with respect to the selection and compensation of the General Agent (chief executive officer); and the Committee shall have the sole authority to take any such action.

18. Administer all such programs as may be designated by the Trustees, subject to any limitations prescribed by the Trustees.

19.   Review compliance with laws governing retirement and benefit plans.

20. Review creation, modification, termination and funding of compensation, retirement, benefit and welfare arrangements, plans, policies and programs for management and other employees generally.

21. Search for, select and review annually the performance of investment managers for qualified and non-qualified retirement and benefit plans.

22. Review recommendations relating to actuarial assumptions applicable to and funding for retirement and benefit plans, as applicable.

23. Review periodically financial and investment policies and objectives of qualified and non-qualified retirement and benefit plans.

24. Foster continuous improvement in those systems, plans, arrangements, policies and practices at all levels within the enterprise to attract and retain qualified employees, align interests of equityholders and employees, incent employees to improve performance and reward employees for improvements in performance.

25.   Provide for open communication among management and the Trustees.

26. Conduct periodic reviews of the process of establishing salaries and wages of the Trust's employees.

27.   Review periodically employee relations policies generally.

28. Review periodically equal opportunity employment and sexual harassment prevention policies. Monitor compliance with such policies and applicable laws.

GOVERNANCE

29. Review periodically the quality, sufficiency and timeliness of information furnished by management to the Trustees in connection with meetings of the Trustees and its committees and other activities of the Trustees.

30.   Review   periodically   policies  and  procedures   relating  to  document
      retention.

31. Review periodically "directors and officers" insurance policies (including so called "Side-A" coverage for Trustees and officers individually) and indemnification agreements, if any. Direct changes as appropriate.

32. Except to the extent that such advancement and indemnification is required by law, by the Declaration of Trust or by contract, review and, as appropriate, determine whether costs and expenses (including attorneys' fees) should be advanced and indemnification should be provided to Trustees and senior management in connection with claims and litigation arising out of their activities on behalf of the Trust.

VI.   DISCLOSURE AS TO AVAILABILITY OF CHARTER

                  The Trust will undertake in its Form 10-K to provide a copy of this Charter to any person without charge on request (or will file this Charter as an exhibit to the Form 10-K), and will otherwise comply with the disclosure, filing and posting requirements relating to this Charter.

VII.  TRUST INSTRUMENT TO PREVAIL

                  This Charter is subject to the provisions of the Trust Instrument, and in the event of any conflict between this Charter and the Trust Instrument, the provisions of the Trust Instrument shall prevail.

                THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

                            TEXAS PACIFIC LAND TRUST

        PROXY FOR SPECIAL MEETING OF HOLDERS OF SUB-SHARE CERTIFICATES OF PROPRIETARY INTEREST ("SUB-SHARE CERTIFICATES") TO BE HELD JUNE 14, 2006

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint JOHN R. NORRIS III, MAURICE MEYER, III and DAVID E. BARRY, or any of them (with full power of substitution) his true and lawful attorneys for him and in his name, place and stead to vote as his proxy at the Special Meeting of the Holders of Sub-share Certificates issued under a certain Declaration of Trust made by Charles J. Canda, Simeon J. Drake and William Strauss, dated February 1, 1888, to be held at Hotel Crescent Court, 400 Crescent Court, Salon Room, Dallas, Texas 75201, on June 14, 2006, at 10:00 AM, Dallas time or any adjournment or adjournments thereof, (1) for the election of Mr. James K. Norwood as a successor Trustee in the place and stead of Mr. Joe R. Clark and (2) upon such other matters as may properly come before the meeting; according to the number of votes that the undersigned would be entitled to vote if personally present, hereby giving and granting unto said attorneys, or any one or more of them, or his or their substitute or substitutes, full power and authority to do any and all acts and things necessary or proper in the premises, as fully and effectively as the undersigned might or could do if personally present.



       Please Date and Sign on Reverse Side and Mail in Enclosed Envelope

                                    TEXAS PACIFIC LAND TRUST
                                    P.O. BOX 11411
                                    NEW YORK, N.Y. 10203-0411

Please mark, sign, date and return this proxy card promptly using the enclosed envelope

[x] Votes must be indicated (x) in Black or Blue ink.

The undersigned hereby confers upon said attorneys and proxies, or any one or more of them, or his or their substitute or substitutes, discretionary authority to vote with respect to the election of the following nominee as a successor Trustee.

JAMES K. NORWOOD             FOR  [ ]       WITHHOLD AUTHORITY  [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Holders of Sub-share Certificates of Proprietary Interest dated May 18, 2006 and the proxy statement furnished therewith.





                                       Dated:
                                             -----------------------, 2006




                                       -----------------------------------------
                                       IMPORTANT:  Please  sign  exactly as your
                                       name or  names  appear  hereon,  and when
                                       signing    as     attorney,     executor,
                                       administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer.